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                                                                   EXHIBIT 10.14

                             CMP PUBLICATIONS, INC.
                                  PENSION PLAN

                         Effective as of January 1, 1989
                           Amended and Restated as of

                                 January 1, 1994
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                             CMP PUBLICATIONS, INC.
                                  PENSION PLAN

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I - DEFINITIONS....................................................  2
      1.1     "Accrued Benefit"............................................  2
      1.2     "Actuarial Equivalent".......................................  2
      1.3     "Administrator"..............................................  2
      1.4     "Affiliate"..................................................  3
      1.5     "Anniversary Date"...........................................  3
      1.6     "Annuity Starting Date"......................................  3
      1.7     "Average Monthly Compensation"...............................  3
      1.8     "Beneficiary"................................................  4
      1.9     "Code".......................................................  4
      1.10    "Compensation"...............................................  4
      1.11    "Covered Employee"...........................................  5
      1.12    "Direct Rollover"............................................  5
      1.13    "Distributee"................................................  5
      1.14    "Effective Date".............................................  5
      1.15    "Eligible Employee"..........................................  5
      1.16    "Eligible Retirement Plan"...................................  5
      1.17    "Eligible Rollover Distribution".............................  6
      1.18    "Employee"...................................................  7
      1.19    "Employer"...................................................  7
      1.20    "ERISA"......................................................  7
      1.21    "Family Member"..............................................  7
      1.22    "Former Participant".........................................  7
      1.23    "Hour of Service"............................................  7
      1.24    "Investment Manager".........................................  9
      1.25    "Key Employee"............................................... 10
      1.26    "Non-Key Employee"........................................... 11
      1.27    "Normal Retirement Age"...................................... 11
      1.28    "Normal Retirement Benefit".................................. 11
      1.29    "Normal Retirement Date"..................................... 11
      1.30    "1-Year Break in Service".................................... 11
      1.31    "Participant"................................................ 12
      1.32    "Participating Employer"..................................... 12
      1.33    "Plan"....................................................... 12
      1.34    "Plan Sponsor"............................................... 12
      1.35    "Plan Year".................................................. 13
      1.36    "Plan Year of Service"....................................... 13
      1.37    "Qualified Pre-Retirement Survivor Annuity".................. 13
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      1.38    "Retired Participant"........................................ 13
      1.39    "Retirement Date"............................................ 14
      1.40    "Top Heavy Plan"............................................. 14
      1.41    "Top Heavy Plan Year"........................................ 14
      1.42    "Total and Permanent Disability"............................. 14
      1.43    "Trust"...................................................... 14
      1.44    "Trustee".................................................... 14
      1.45    "Trust Fund"................................................. 14
      1.46    "Year of Service"............................................ 14

ARTICLE II - ELIGIBILITY................................................... 15
      2.1     Conditions of Eligibility.................................... 15
      2.2     Effective Date of Participation.............................. 16
      2.3     Determination of Eligibility................................. 16
      2.4     Termination and Reemployment................................. 17

ARTICLE III - CONTRIBUTION AND VALUATION................................... 18
      3.1     Payment of Contribution...................................... 18
      3.2     Actuarial Methods............................................ 18

ARTICLE IV - VESTING AND FORFEITURES....................................... 19
      4.1     Vesting...................................................... 19
      4.2     Break In Service Rules....................................... 19
      4.3     Forfeitures.................................................. 20

ARTICLE V - BENEFITS....................................................... 21
      5.1     Retirement Benefits.......................................... 21
      5.2     Benefit Formula.............................................. 21
      5.3     Disability Retirement Benefits............................... 23
      5.4     Termination of Employment Before Retirement.................. 23
      5.5     Distribution of Benefits..................................... 24
      5.6     In-Service Distributions..................................... 27
      5.7     Time of Distribution......................................... 28
      5.8     Location of Participant or Beneficiary Unknown............... 28
      5.9     Limitations on Benefits...................................... 29

ARTICLE VI - DEATH BENEFITS................................................ 29
      6.1     Death Before Retirement...................................... 29
      6.2     Spouse's Death Benefit....................................... 29
      6.3     Death Following Retirement................................... 30
      6.4     Distribution of Benefits Upon Death.......................... 31
      6.5     Change in Beneficiary........................................ 32
      6.6     Proof of Death............................................... 33


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      6.7     Mandatory Cash-Out Payment................................... 33
      6.8     Distribution to Minor Beneficiary............................ 33
      6.9     Location of Beneficiary Unknown.............................. 34

ARTICLE VII - RESTRICTIONS ON CERTAIN BENEFITS............................. 34
      7.1     Basic Limitation............................................. 34
      7.2     Adjustments to Basic Limitation.............................. 35
      7.3     Aggregation of Plans......................................... 36

ARTICLE VIII - DIRECT ROLLOVER OF BENEFITS................................. 37
      8.1     Right to Direct Rollover..................................... 37
      8.2     Limitations on Direct Rollover............................... 38
      8.3     Election of Direct Rollover.................................. 38
      8.4     Payment of Direct Rollover................................... 38

ARTICLE IX - TOP-HEAVY PROVISIONS.......................................... 39
      9.1     In General................................................... 39
      9.2     Top-Heavy Defined............................................ 39
      9.3     Top-Heavy Contingent Provisions.............................. 41

ARTICLE X - ADMINISTRATION................................................. 43
      10.1    Powers and Responsibilities of the Plan Sponsor.............. 43
      10.2    Assignment and Designation of Administrative Authority....... 43
      10.3    Powers, Duties and Responsibilities of the Administrator..... 46
      10.4    Records and Reports.......................................... 48
      10.5    Appointment of Advisors...................................... 48
      10.6    Information from Employer.................................... 48
      10.7    Payment of Expenses.......................................... 49
      10.8    Claims Procedure............................................. 49
      10.9    Claims Review Procedure...................................... 49

ARTICLE XI - AMENDMENT, TERMINATION, AND MERGERS........................... 51
      11.1    Amendment.................................................... 51
      11.2    Termination.................................................. 51
      11.3    Limitation of Benefits on Termination........................ 52
      11.4    Merger or Consolidation...................................... 52

ARTICLE XII - MISCELLANEOUS................................................ 52
      12.1    Valuation.................................................... 52
      12.2    Participant's Rights......................................... 53
      12.3    Alienation................................................... 54
      12.4    Construction................................................. 55
      12.5    Gender and Number............................................ 55


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      12.6    Legal Action and Indemnification............................. 55
      12.7    Prohibition Against Diversion of Funds....................... 56
      12.8    Bonding...................................................... 57
      12.9    Receipt and Release for Payments............................. 58
      12.10   Action by the Employer....................................... 58
      12.11   Named Fiduciaries and Allocation of Responsibility........... 58
      12.12   Headings..................................................... 59
      12.13   Approval by Internal Revenue Service......................... 59
      12.14   Uniformity................................................... 60


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                             CMP PUBLICATIONS, INC.
                                  PENSION PLAN

                                  INTRODUCTION

            The CMP Publications, Inc. Pension Plan (the "Plan") is designed to provide Covered Employees, their spouses and beneficiaries with benefits in the event of the Covered Employee's retirement, death or disability. Capitalized terms have the definitions hereunder set forth in Article I. This Plan was formerly known as the CMP Publication, Inc. Pension Plan. and was initially effective as of January 1, 1980.

            This Plan constitutes a complete amendment and restatement of the Plan as it existed just prior to the Effective Date. This Plan also constitutes a complete amendment and restatement of the Health Week Publications Pension Plan and Trust, effective January 1, 1988 which plan together with this Plan have always been a single plan. This amendment and restatement has been prepared to reflect the applicable requirements under the Code for a defined benefit pension plan as of the Effective Date as well as subsequent changes in statutory requirements and in the benefits provided under the Plan. Except as expressly provided herein, the terms of the Plan are effective as of the Effective Date.

            This Plan establishes the benefits, rights and obligations of all Covered Employees in the service of the Employer on or after the Effective Date and of all persons claiming through, under or against any Covered Employee.
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                                    ARTICLE I

                                   DEFINITIONS

            1.1 "Accrued Benefit" means the monthly retirement benefit (whether or not vested) that the Participant would receive at his Normal Retirement Date as determined under Section 5.2 multiplied by a fraction not greater than one, the numerator of which is the Participant's total number of Plan Years of Service and the denominator of which is the aggregate number of Plan Years of Service the Participant would accumulate if the Participant continued in employment until Normal Retirement Age. Notwithstanding any other provisions of the Plan to the contrary, in no event shall a Participant's Accrued Benefit be greater than his benefit as accrued under the Plan on December 31, 1992.

            1.2 "Actuarial Equivalent" shall mean a benefit of equivalent value computed in accordance with accepted actuarial principles and based on an interest rate assumption of 7% and the 1984 Unisex Mortality Table. Notwithstanding the foregoing, an equivalent lump sum value shall be computed based on the interest rate assumption of 7% after Normal Retirement Date, 8% prior to Normal Retirement Date and the 1984 Unisex Mortality Table; but not less than the amount of a lump-sum calculated in accordance with Section 5.5(f).

                    Notwithstanding the foregoing, whenever an optional form of annuity is to be provided through an insurance company, actuarial equivalence to the normal form shall be determined by the insurance or annuity contracts used to provide benefits.

            1.3 "Administrator" means the Administrative Committee appointed by the Plan Sponsor in accordance with Section 10.2.


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            1.4 "Affiliate" means, for any Plan Year, a corporation which for any part of such year is (a) a member of a controlled group of corporations (as defined in Section 1563(a) of the Code, disregarding Sections 1563(a)(4) and 1563(e)(3)(c)) of which the Plan Sponsor is a member, (b) any trade or business, whether incorporated or not, which for any part of such year is considered to be under common control with the Plan Sponsor under regulations prescribed by the U.S. Secretary of the Treasury pursuant to Section 414(c) of the Code, and (c) any organization which for any part of such year is considered under regulations prescribed by the U.S. Secretary of the Treasury pursuant to Section 414(m) of the Code to be a member of an affiliated service group of which the Plan Sponsor is a member.

            1.5 "Anniversary Date" means January 1st.

            1.6 "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity or other form of benefit.

            1.7 "Average Monthly Compensation" means the monthly Compensation of a Participant averaged over the 5 consecutive Plan Years of Service which produce the highest monthly average within the last ten (10) completed years of participation. If a Participant has less than 5 Plan Years of Service from his date of participation to his date of termination, his Average Monthly Compensation will be based on his monthly Compensation during his Plan Years of Service from his date of participation to his date of termination. Compensation subsequent to termination of participation pursuant to Section 2.4(a) shall not be recognized. Furthermore, Average Monthly Compensation shall not include any Compensation earned after December 31, 1992.


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            1.8 "Beneficiary" means the person designated to receive benefits which are payable under the Plan upon or after the death of a Participant.

            1.9 "Code" means the Internal Revenue Code of 1986, as amended.

            1.10 "Compensation" with respect to any Participant means the total compensation paid by the Employer for a Plan Year, including those amounts which are contributed by a Participant on a pre-tax basis to the Plan or to the CMP Publications, Inc. Flexible Spending Plan but not including (a) reimbursement for educational expenses of the Participant, (b) any imputed income relating to dependent care or life insurance benefits provided by the Employer; (c) reimbursement for relocation expenses, (d) any disability payments made by a third-party and (e) car allowances. Compensation shall not include any amounts paid to an employee during any period when he or she was not eligible to participate in the Plan. Effective January 1, 1989, Compensation in excess of $200,000 (as adjusted for increases in the cost of living) shall be disregarded. Notwithstanding the foregoing, effective for Plan Years beginning on and after January 1, 1994, Compensation in excess of $150,000 (as adjusted for increases in the cost of living) shall be disregarded. Notwithstanding the foregoing or anything in this Plan to the contrary, Compensation paid on or after January 1, 1993, the date the Plan was frozen, shall be disregarded.

            In determining the Compensation of a Participant, the family aggregation rules of Section 414(q)(6) of the Code shall apply except that Family Members shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19. In the event the family aggregation rules apply to a Participant, the applicable Compensation


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limit shall be allocated to each Family Member aggregated herein in proportion to each such Family Member's Compensation.

            1.11 "Covered Employee" means any Employee of the Employer except any Employee (a) who is included in a collective bargaining unit unless participation in the Plan by any such Employee was agreed to in the process of good faith negotiations between the Employer and the collective bargaining unit's representative; (b) who is employed by an Affiliate that is not a Participating Employer; (c) who is a leased employee as defined in Section 414(n)(2) of the Code; (d) who is a nonresident alien and who receives no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from services within the United States (within the meaning of Section 861(a)(3) of the Code); or (e) who is a resident alien or a nonresident and who does not make contributions under the Federal Insurance Contributions Act.

            1.12 "Direct Rollover" means the distribution of the vested portion of a Participant's or Former Participant's Accrued Benefit in accordance with
Article VIII.

            1.13 "Distributee" means a Participant, Former Participant, Beneficiary or alternate payee under a qualified domestic relations order entitled to a distribution under the Plan.

            1.14 "Effective Date" means the general effective date of this amended and restated Plan, which is January 1, 1989.

            1.15 "Eligible Employee" means any Covered Employee who has satisfied the provisions of Section 2.1.

            1.16 "Eligible Retirement Plan" means:


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                    (a) If the Distributee is not the surviving spouse of a
Participant or of a Former Participant, any of the following:

                        (i) an individual retirement account described in
Section 408(a) of the Code;

                        (ii) an individual retirement annuity described in
Section 408(a) of the Code;

                        (iii) an annuity plan described in Section 403(a) of the Code; or

                        (iv) a qualified plan described in Section 401(a) of the Code.

                    (b) If the Distributee is the surviving spouse of a Participant or of a Former Participant, any of the following:

                        (i) an individual retirement account described in
Section 408(a) of the Code; or

                        (ii) an individual retirement annuity described in
Section 408(b) of the Code.

            1.17 "Eligible Rollover Distribution" means any distribution of all or a portion of the Participant's vested Accrued Benefit, except that such term shall not include:

                    (a) any distribution that is one of a series of substantially equal periodic payments made (not less frequently than annually) for either:

                        (i) the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or

                        (ii) a specified period of ten years or more;


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                    (b) any distribution to the extent such distribution is
required under Section 401(a)(9) of the Code;

                    (c) any distribution or portion of a distribution that is not includible in the gross income of the Distributee; and

                    (d) any other type of distribution or similar item designated by the Internal Revenue Service as exempt from the definition of Eligible Rollover Distribution.

            1.18 "Employee" means any person who is a common law employee of the Employer.

            1.19 "Employer" means: CMP Publications, Inc., a corporation with principal offices in the State of New York and each Affiliate.

            1.20 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            1.21 "Family Member" means the spouse, lineal ascendants and descendants of the Employee and the spouses of such lineal ascendants and descendants.

            1.22 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

            1.23 "Hour of Service" means:

                    (a) Each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties during the applicable computation period. Each such Hour of Service shall be credited to the computation period in which the duties were actually performed.


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                    (b) Each hour for which an Employee is directly or
indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period.

                    (c) Each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages. Each such Hour of Service shall be credited to the computation period to which the agreement or award with respect to back pay pertains rather than to the computation period in which the award, agreement or payment is made.

                    (d) To the extent required under The Family and Medical Leave Act of 1993, each hour that an Employee is absent from service for a family or medical leave of absence.

                    Notwithstanding the above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee; and (iv) Hours of Service are not required to be credited during any period in which no duties


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are performed if such hours would exceed the number of hours regularly scheduled for the performance of duties during such period.

                    For purposes of this Section 1.23, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund or insurer to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                    For purposes of this Section 1.23, Hours of Service shall be determined based on records of hours of service maintained by the Employer provided that such records accurately reflect the number of hours with which an Employee is entitled to be credited. For those Employees with respect to which the records maintained by the Employer would not accurately reflect the number of hours for which an Employee is required to receive credit, such Employee shall be credited with Hours of Service on the basis of months of employment -- 190 Hours of Service shall be credited for each month for which the Employee would be required to be credited with at least one Hour of Service.

                    Notwithstanding anything to the contrary contained herein, Hours of Service shall be credited in accordance with Department of Labor regulations Section 2530.200b-2 and such provisions are incorporated herein by reference.

            1.24 "Investment Manager" means any person, firm or corporation who is a registered investment adviser under the Investment Advisers Act of 1940, a bank or an insurance


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company, (a) who has the power to manage, acquire, or dispose of Plan assets, and (b) who acknowledges in writing his fiduciary responsibility to the Plan.

            1.25 "Key Employee" means those Employees defined in Code Section 416(i) and the Treasury regulations thereunder. Generally, they shall include any Employee or former Employee (and his Beneficiaries), who at any time during the Plan Year of any of the preceding four (4) Plan Years, is:

                    (a) an officer of the Employer having annual Compensation greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year.

                    (b) one of the ten Employees having annual Compensation from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer.

                    (c) a "five percent owner" of the Employer. "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, each Affiliate shall be treated as a separate Employer.

                    (d) a "one percent owner" of the Employer having an annual Compensation from the Employer of more than $150,000. "One percent owner" means any


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person who owns (or is considered as owning within the meaning of Code Section
318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an incorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, each Affiliate shall be treated as a separate Employer.

                    For purposes of this Section , Compensation shall be determined without regard to contributions made pursuant to Sections 125 or 402(a)(8) of the Code.

            1.26 "Non-Key Employee" means any Employee or former Employee who is not a Key Employee.

            1.27 "Normal Retirement Age" means the date upon which the Participant attains age 65 or, if later, the date upon which a Participant completes five (5) years of participation in the Plan.

            1.28 "Normal Retirement Benefit" means the monthly benefit payable to a Participant or Former Participant at his Normal Retirement Date as determined under Section 5.2.

            1.29 "Normal Retirement Date" means the first day of the month coinciding with or next following the date upon which a Participant reaches Normal Retirement Age.

            1.30 "1-Year Break in Service" means a Plan Year during which an Employee has not completed more than 500 Hours of Service with the Employer. An Employee shall not incur a 1-Year Break in Service for the Plan Year in which he becomes a Participant, dies, retires or suffers Total and Permanent Disability. Further, solely for the purpose of determining whether


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a Participant has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "maternity and paternity leaves of absence."

                    For purposes of this Section, a "maternity or paternity leave of absence" shall mean an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the computation period immediately following. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

            1.31 "Participant" shall mean any Eligible Employee who commences participation in the Plan as provided in Article II, and has not for any reason ceased participation in the Plan.

            1.32 "Participating Employer" means the Plan Sponsor and each Affiliate that has adopted and is participating in the Plan as listed in Appendix A.

            1.33 "Plan" means the CMP Publications, Inc. Pension Plan as set forth on this document and as hereinafter amended.

            1.34 "Plan Sponsor" means CMP Publications, Inc.


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            1.35 "Plan Year" means the Plan's accounting year of twelve (12)
months commencing on January 1st and ending on the following December 31st.

            1.36 "Plan Year of Service" means a Plan Year during which a Participant completes 1,000 Hours of Service. Notwithstanding any thing in this Plan to the contrary, no Plan Years of Service shall be credited subsequent to December 31, 1992.

            1.37 "Qualified Pre-Retirement Survivor Annuity" means an annuity form of payment for the life of the surviving spouse of a Participant who dies prior to his Retirement Date. Such annuity payments shall be equal to the amount which would be payable as a survivor annuity under the joint and survivor annuity under the Plan if:

                    (a) in the case of a Participant who dies after the Normal Retirement Date, such Participant had retired with an immediate joint and survivor annuity on the day before the Participant's death, or

                    (b) in the case of a Participant who dies on or before the Normal Retirement Date, such Participant had:

                        (i) separated from service on the date of his death,

                        (ii) survived to the Normal Retirement Age,

                        (iii) retired with an immediate joint and survivor annuity at the Normal Retirement Date, and

                        (iv) died on the day after the day on which said Participant would have attained the Normal Retirement Age.

            1.38 "Retired Participant" means a Participant who has become entitled to retirement benefits under the Plan.


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            1.39 "Retirement Date" means the date as of which a Participant actually retires for reasons other than Total and Permanent Disability, whether such retirement occurs on or after the Participant's Normal Retirement Date.

            1.40 "Top Heavy Plan" means a plan described in Section 9.2.

            1.41 "Top Heavy Plan Year" means a Plan Year for which the Plan is a Top Heavy Plan.

            1.42 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing his usual and customary employment with the Employer. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator. The determination shall be applied uniformly to all Participants.

            1.43 "Trust" means the legal entity created pursuant to the CMP Publications, Inc. Pension Plan Trust, as established by the Employer and the Trustee under which the Trustee shall receive the contributions made under the Plan and shall hold, invest and disburse the Trust Fund to or for the benefit of the Participants and their Beneficiaries under the Plan.

            1.44 "Trustee" means J. & W. Seligman Trust Company, and any successors.

            1.45 "Trust Fund" means the assets of the Plan and the Trust as the same shall exist from time to time.

            1.46 "Year of Service" shall mean the computation period of twelve
(12) consecutive months, herein set forth, during which an Employee has at least 1,000 Hours of Service.


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                    For purposes of eligibility to participate, the computation period shall begin with the date on which the Employee first performs an Hour of Service. An Employee shall not be credited with a Year of Service for eligibility purposes subsequent to December 31, 1992.

                    For vesting purposes, a Year of Service shall be a Plan Year in which an Employee is credited with 1,000 Hours of Service.

                    Years of Service with the Employer or an Affiliate shall be recognized as Years of Service with the Employer.

                                   ARTICLE II

                                   ELIGIBILITY

            2.1 Conditions of Eligibility.

                    Any Covered Employee who was a Participant in the Plan prior to the Effective Date shall continue to participate in the Plan. Thereafter, any Covered Employee who has completed one (1) Year of Service and has reached his 21st birthday shall be eligible to participate hereunder as of the date he has satisfied such requirements.

                    Notwithstanding the above, an Employee who was not a Participant in the Plan on December 31, 1992 shall not be eligible to become a Participant on or after January 1, 1993.


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
            2.2 Effective Date of Participation.

                    A Covered Employee who has satisfied the eligibility requirements of Section 2.1 shall become a Participant effective as of the first day of the Plan Year nearest the date such Covered Employee met such eligibility requirements, if still employed.

            2.3 Determination of Eligibility.

                    (a) A Participant who ceases to be a Covered Employee by reason of termination of employment or otherwise shall immediately cease participation in the Plan and shall be a Former Participant. A Former Participant who again becomes an Employee shall commence participation in accordance with the following rules:

                        (i) Except as otherwise provided in this Section, any Former Participant who again becomes a Covered Employee shall commence participation as of the date such Former Participant again becomes a Covered Employee;

                        (ii) Any nonvested Former Participant or any Former Participant who receives a distribution of the vested balance of his Account who again becomes a Covered Employee after incurring five consecutive 1-Year Breaks in Service shall commence participation in the Plan as a newly hired employee in accordance with Section 2.1.

                    (b) Any Covered Employee who has satisfied the eligibility requirements of Section 2.1 but who terminates employment before becoming a Participant in the Plan and who again becomes a Covered Employee prior to incurring a 1-Year Break in Service shall become a Participant as of the date such Employee again becomes a Covered Employee. If such Employee again becomes a Covered Employee after incurring a 1-Year Break in Service, such Employee shall commence participation in the Plan in accordance with Section 2.1.

            2.4 Termination and Reemployment.

                    (a) A Participant who ceases to be a Covered Employee by reason of termination of employment or otherwise shall immediately cease participation in the Plan and shall be a Former Participant. A Former Participant who again becomes an Employee shall commence participation in accordance with the following rules:

                        (i) Any Former Participant who again becomes a Covered Employee prior to incurring a 1-Year Break in Service shall commence participation as of the date such Former Participant again becomes a Covered Employee;

                        (ii) Any Former Participant who again becomes a Covered Employee after incurring a 1-Year Break in Service shall be required to complete a Year of Service in order to again commence participation in the Plan. Upon completion of one Year of Service the Former Participant shall, commence participation retroactively as of the date such Former Participant again became a Covered Employee;

                        (iii) Any Former Participant who again becomes a Covered Employee after incurring five consecutive 1-Year Breaks in Service shall commence participation in the Plan in accordance with Section 2.1; and

                        (iv) Notwithstanding anything in this Section to the contrary, any Former Participant who receives a distribution of his Accrued Benefit shall be eligible to commence participation in the Plan in accordance with the foregoing rules only upon repayment of the distributed amount in accordance with Section 4.3.

                    (b) Any Covered Employee who has satisfied the eligibility requirements of Section 2.1; but who terminates employment before becoming a Participant in the Plan and who again becomes a Covered Employee prior to incurring a 1-Year Break in Service shall become a Participant as of the date such Employee again becomes a Covered Employee. If such Employee again becomes a Covered Employee after incurring a 1-Year Break in Service, such Employee shall commence participation in the Plan in accordance with Section 2.1.

                                   ARTICLE III

                           CONTRIBUTION AND VALUATION

            3.1 Payment of Contributions.

                    No contribution shall be required or permitted under the Plan from any Participant. The Employer shall pay to the Trustee from time to time such amounts in cash or property acceptable to the Trustee as the Administrator and Employer shall determine to be necessary to provide the benefits under the Plan determined by the application of accepted actuarial methods and assumptions. The method of funding shall be consistent with Plan objectives.

            3.2 Actuarial Methods.

                    In establishing the liabilities under the Plan and contributions thereto, the Plan actuary will use such methods and assumptions as will reasonably reflect the cost of the benefits. The Plan assets are to be valued on the basis of any reasonable method of valuation that takes into account fair market value pursuant to regulations prescribed by the Secretary of Treasury.

                                   ARTICLE IV

                             VESTING AND FORFEITURES

            4.1 Vesting.

                    (a) The vested portion of any Participant's Accrued Benefit shall be a percentage of such Participant's Accrued Benefit determined on the basis of the Participant's number of Years of Service according to the following schedule:

                                Vesting Schedule

                  Years of Service                     Percentage
                  ----------------                     ----------
                          3                                20%
                          4                                40%
                          5                                60%
                          6                                80%
                          7                               100%

                    (b) For the Plan Year January 1, 1980 to December 31, 1980 all service prior to the later of October 1, 1974, or the January 1st preceding a Participant's employment commencement date shall be excluded; and for all Plan Years starting with January 1, 1981, all service prior to the later of January 1, 1974, or the January 1st preceding their employment commencement date shall be excluded.

                    (c) To the extent not fully vested, a Participant shall become 100% vested in his Accrued Benefit as of the date he attains Normal Retirement Age, dies or terminates employment by reason of Total and Permanent Disability.

            4.2 Break In Service Rules.

                    If a Former Participant is reemployed by the Employer after a 1-Year Break in Service has occurred, Years of Service and Plan Years of Service shall include Years of Service and Plan Years of Service prior to his 1-Year Break in Service subject to the following rules:

                    (a) If a Former Participant has a 1-Year Break in Service, his pre-break and post-break service shall be considered in computing Years of Service for vesting purposes only after he has been employed for one (1) Year of Service following the date of his reemployment with the Employer;

                    (b) A non-vested Former Participant's Years of Service and Plan Years of Service shall not be considered in computing his Years of Service or Plan Years of Service if his consecutive 1-Year Breaks in Service equal or exceed the greater of (A) five (5) or (B) the aggregate number of his pre-break Years of Service;

                    (c) Any Former Participant who receives a distribution of the vested portion of his Accrued Benefit shall be credited with Years of Service in accordance with the foregoing rules only upon repayment of the distributed amount in accordance with Section 4.3.

            4.3 Forfeitures.

                    If a Participant terminates employment and receives a distribution of the vested portion of his Accrued Benefit under the Plan, the nonvested portion of such benefit shall be forfeited as of the date his employment terminates. Any such forfeiture may be restored in accordance with this Section 4.3. A Former Participant who received a distribution of the vested portion of his Accrued Benefit and again commences employment with the Employer may have his forfeited benefit restored if the amount distributed is repaid to the Plan with interest at the rate determined under Code Section 411(c)(2)(C), within the earlier of (1) the end of the 5-year period beginning with the Employee's resumption of employment covered by the Plan, or (2) the end of 5 consecutive 1-Year Breaks in Service beginning with the date of distribution. If any forfeited amount is not restored, such Participant's Normal Retirement Benefit and Accrued Benefit shall be reduced by the Actuarial Equivalent (as of the date of distribution) of the value of the Participant's Accrued Benefit determined as of the date of such benefit was first distributed.

                                    ARTICLE V

                                    BENEFITS

            5.1 Retirement Benefits.

                    A Participant's Normal Retirement Benefit shall be an amount, determined in accordance with Section 5.2, which is paid monthly to the Participant in the form of a life annuity which commences as of the Participant's Normal Retirement Date and continues to be paid monthly thereafter for the Participant's lifetime.

            5.2 Benefit Formula.

                    (a) The amount of monthly retirement benefit to be provided for each Participant who retires on his Normal Retirement Date shall be equal to 17% of such Participant's Average Monthly Compensation. Such monthly retirement benefit shall be reduced by one-fifteenth (1/15) for each Year of Service that such Participant's Plan Years of Service at Normal Retirement Date are less than 15, provided that any Participant who works past his Normal Retirement Date shall have his Years of Service subsequent to his Normal Retirement Date credited towards the fifteen (15) years needed to receive a full benefit.

                    (b) All Employees who were Participants in the Plan as of January 1, 1984 shall be entitled to a Normal Retirement Benefit which is the greater of a Normal Retirement Benefit determined under Section 5.2(a), above or a Normal Retirement Benefit determined under the following formula with no increases in Compensation after December 31, 1984 taken into account:

            10% of the Participant's Average Monthly Compensation plus 9% of such Participant's Average Monthly Compensation in excess of covered compensation as determined under the 1980 Table I below.

                       COVERED COMPENSATION - 1980 TABLE I

Year Age 65              Amount              Year Age 65              Amount

1978                     $ 8,400             1996                     $17,400
1979                       9,000             1997                      18,000
1980                       9,600             1998                      18,600
1981                      10,200             1999                      19,200
1982                      10,800             2000                      19,800
1983                      11,400             2001                      20,400
1984                      12,000             2002                      21,000
1985                      12,600             2003-2004                 21,600
1986                      13,200             2005                      22,200
1987-1988                 13,800             2006                      22,800
1989                      14,400             2007                      23,400
1990-1991                 15,000             2008                      24,000
1992-1993                 15,600             2009-2010                 24,600
1994                      16,200             2011-2012                 25,200
1995                      16,800             2013-2014                 25,800
                                             2015 or later             25,900

Such benefit shall be reduced by the monthly pension received by a Participant pursuant to any other defined benefit pension plan for which the Employer contributes on behalf of such Participant.

                    (c) Notwithstanding subsections (a) or (b) above, a Participant's Normal Retirement Benefit shall not be less than $200 per month. If payment of the minimum Normal Retirement Benefit determined under this subsection commences at a date other than Normal Retirement Date, the minimum Normal Retirement Benefit shall be the Actuarial Equivalent of the minimum Normal Retirement Benefit commencing at Normal Retirement Date.

            5.3 Disability Retirement Benefits.

                    If a Participant becomes Totally and Permanently Disabled prior to retirement or separation from service, and such condition continues for a period of six (6) consecutive months and by reason thereof such Participant's status as an Employee ceases, then such disabled Participant shall be entitled to receive the Actuarial Equivalent of his Accrued Benefit. As of the Anniversary Date coinciding with or next following the event of a Participant's Total and Permanent Disability, the Administrator shall direct the Trustee to commence payment of the benefits payable hereunder pursuant to the provisions of
Section 5.5 as though the Participant had retired as of such date.

            5.4 Termination of Employment Before Retirement.

                    (a) Prior to January 1, 1991, a Former Participant who has terminated employment may not receive a distribution until such time as he has incurred a 1-Year Break in Service.

                    (b) Effective January 1, 1991, a Former Participant who has terminated employment may elect to receive his vested Accrued Benefit, which benefit will be payable or commence to be paid within a reasonably practicable period of time after the election to receive benefits is made. Such Former Participant may elect any distribution form available under Section 5.5.

            5.5 Distribution of Benefits.

                    (a) Unless otherwise elected as provided below, a Participant who terminates employment on or after his Normal Retirement Date or Former Participant entitled to a distribution under Section 5.4 and who is married on the Annuity Starting Date shall receive his Accrued Benefit in the form of a joint and survivor annuity, with his spouse as Beneficiary. The joint and survivor annuity shall be the Actuarial Equivalent of a single life annuity. Such joint and survivor benefits following such Participant's or Former Participant's death shall continue to be paid to his spouse during the spouse's lifetime at a rate equal to 50% of the rate at which such benefits were payable to such Participant or Former Participant. A Participant or Former Participant may elect to receive a smaller annuity benefit with continuation of payments to his spouse at a rate of either seventy-five percent (75%) or one hundred percent (100%) of the rate payable to the Participant or Former Participant during his lifetime.

                    (b) Any election to waive the joint and survivor annuity must be made by the Participant or Former Participant in writing not more than 90 days prior to the Annuity Starting Date and must be consented to by such Participant's or Former Participant's spouse. Such spouse's consent must be witnessed by a Plan representative or a notary public and must acknowledge the effect of such election. Such election must specify the Beneficiary and the form of benefits to be paid, which Beneficiary and/or form must be consented to by the spouse. Such consent shall not be required if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or under such other circumstances as may be prescribed by Department of Treasury regulations. The election made by the Participant or Former Participant and consented to by his spouse may be changed or revoked by such Participant or Former Participant in writing at any time prior to the Annuity Starting Date with the written consent of the spouse. If the effect of such change or revocation is to designate the spouse as Beneficiary of a joint and survivor annuity no further consent shall be required. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

                    (c) The Administrator shall provide the Participant or Former Participant within a reasonable period of time before the Annuity Starting Date (and consistent with Department of Treasury regulations), a written explanation of:

                        (i) the terms and conditions of the joint and survivor annuity;

                        (ii) a Participant's or Former Participant's right to make an election to waive the joint and survivor annuity;

                        (iii) the need for the spouse to consent to any election to waive the joint and survivor annuity; and

                        (iv) the right of the Participant or Former Participant to change or revoke such election, and the effect of such change or revocation.

                    (d) In the event a Participant or Former Participant duly elects pursuant to paragraph (a)(2) above not to receive his retirement benefit in the form of a joint and survivor annuity, or if such Participant or Former Participant is not married, the Administrator shall direct the Trustee to distribute to a Participant or Former Participant or his Beneficiary any amount to which he is entitled under the Plan in one or more of the following methods at the election of the Participant, Former Participant, or his Beneficiary:

                        (i) One lump-sum payment in cash; or

                        (ii) Payments over a period certain in monthly, quarterly, semiannual, or annual cash installments. The period over which such payment is to be made shall not extend beyond the Participant's or Former Participant's life expectancy (or the life expectancy of the Participant or Former Participant and his designated Beneficiary).

                        (iii) Purchase of an annuity, provided that such annuity may not be in any form that will provide for payments over a period extending beyond either the life of the Participant or Former Participant (or the lives of such Participant or Former Participant and his designated Beneficiary) or the life expectancy of the Participant or Former Participant (or the life expectancies of such Participant or Former Participant and his designated Beneficiary).

                    (e) A Participant's or Former Participant's Accrued Benefit may not be distributed without his written consent if the value of such Participant's or Former Participant's Accrued Benefit calculated as a lump-sum in accordance with Section 5.5(f) exceeds $3,500. Further, the spouse of such Participant or Former Participant must consent in writing to any such distribution. Notwithstanding anything in this Plan to the contrary, if the value of a Participant's or Former Participant's Accrued Benefit is $3,500 or less, the Administrator shall distribute such benefit without consent in a single lump-sum payment within a reasonably practicable period of time following such Participant's or Former Participant's termination of employment or Retirement Date.

                    (f) For the purposes of determining the amount of a lump sum distribution, the value of a Participant's or Former Participant's Accrued Benefit shall be calculated by using an interest rate no greater than the applicable interest rate if the vested accrued benefit (using such rate) is not in excess of $25,000 and by using an interest rate no greater than 120% of the applicable interest rate if the vested accrued benefit exceeds $25,000. For this purpose, the applicable interest rate means the interest rate in effect on the first day of the Plan Year in which the distribution occurs which would be used by the Pension Benefit Guaranty Corporation for plan terminations.

            5.6 In-Service Distributions.

                    (a) A Participant who remains in employment after his Normal Retirement Date may elect to begin receiving payment of his retirement benefit during employment on the first day of any month coincident with or following his Normal Retirement Date. The amount of such retirement benefit shall be determined in the same manner as for retirement at Normal Retirement Date except that Years of Service and Average Monthly Compensation shall be determined as of the date of the commencement of his retirement benefit. The benefit described in the preceding sentence shall be recalculated as of the first payment date each year thereafter to reflect such changes in Years of Service and Average Monthly Compensation but offset by the value of any payments received during the preceding one (1) year period. In no event shall the retirement benefit payable be less than the benefit being paid prior to such recalculations.

                    (b) In the event a Participant continues in the employ of the Employer beyond attainment of age 70 1/2, benefits to such Participant shall commence to be paid no later than the first day of April following the calendar year in which the Participant attained age 70 1/2; provided such Participant had attained age 70 1/2 on or after January 1, 1988. With respect to Participants who attained age 70 1/2 prior to January 1, 1988 and who were not five percent owners (as defined in Section 416 of the Code), benefits may commence in the calendar year such Participant terminates employment if such date is later than the date of attainment of age 70 1/2.

            5.7 Time of Distribution.

                    Notwithstanding any other provision of this Plan to the contrary, whenever the Trustee is to make a distribution or to commence a series of payments on or as of an Anniversary Date, the distribution or series of payments may be made or begun on such Anniversary Date or as soon thereafter as is practicable, but in no event later than 180 days after such Anniversary Date. Notwithstanding the foregoing, unless otherwise elected in writing by the Participant or Former Participant, (such election may not result in a death benefit that is more than incidental), a distribution of benefits under this Plan shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occur:

                    (1) the date on which the Participant or Former Participant attains the age 65,

                    (2) the 10th anniversary of the year in which the Participant or Former Participant commenced participation in the Plan; or

                    (3) the date the Participant terminates employment.

            5.8 Location of Participant or Beneficiary Unknown.

                    In the event that all or any portion of the distribution payable to a Participant under this Article V shall remain unpaid, at the expiration of five (5) years after it shall become payable solely by reason of the inability of the Administrator, to locate or ascertain the whereabouts of such Participants, such unpaid amount shall be forfeited. In the event a Participant is located subsequent to his benefit being forfeited, such benefit shall be restored.

            5.9 Limitations on Benefits.

                    All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order" as those terms are defined in Code Section 414(p).

                                   ARTICLE VI

                                 DEATH BENEFITS

            6.1 Death Before Retirement.

            If a Participant dies prior to his Retirement Date or a Former Participant dies prior to the commencement of benefit payments, his Beneficiary shall receive a death benefit equal to the Actuarial Equivalent of the Participant's or Former Participant's vested Accrued Benefit as of the Anniversary Date subsequent to or coinciding with the date of death.

            6.2 Spouse's Death Benefit.

                    (a) Unless otherwise elected as provided below, a Participant or Former Participant who dies before the Annuity Starting Date and who is married on the date of death shall have his vested Accrued Benefit paid to his surviving spouse in the form of a Qualified Pre-Retirement Survivor Annuity. A Participant or Former Participant may elect to waive the Qualified Pre-Retirement Annuity or to designate a Beneficiary other than his spouse provided his spouse consents to such waiver in accordance with Section 6.2(b).

                    (b) Any election to waive the Qualified Pre-Retirement Survivor Annuity or to designate a Beneficiary other than the Participant's or Former Participant's spouse may be made on a form prescribed by the Administrator. Such election will be effective only if the Participant's or Former Participant's spouse at the date of death has consented in writing to the election, such consent is witnessed by a notary public or a plan representative and it acknowledges the effect of the election. Such spousal consent is not required if the Administrator is satisfied that the spouse cannot be located.

                        A Participant may waive the Qualified Pre-Retirement Survivor Annuity at any time on or after the first day of the Plan Year in which he attains age 35. A Former Participant may waive the Qualified Pre-Retirement Survivor Annuity in accordance with the preceding sentence or at any time following his termination of employment, if earlier. The Administrator shall provide each Participant or Former Participant a written explanation of the Qualified Pre-Retirement Survivor Annuity, the Participant's or Former Participant's right to waive such benefit; the spouse's right to consent to any waiver; and the right to change or revoke any election, the effect of such change or revocation and any other information required pursuant to Department of Treasury regulations.

            6.3 Death Following Retirement.

                    (a) Upon the death of a Participant subsequent to his Retirement Date, but prior to commencement of payment of his retirement benefits, his Beneficiary shall be entitled to a death benefit in an amount equal to the Actuarial Equivalent of the benefit the Participant would have received at his Retirement Date, credited with interest subsequent to such date at the rate determined under Section 411(c)(2)(C) of the Code, if applicable.

                    (b) Upon the death of a Participant subsequent to the commencement of payment of his retirement benefits, his Beneficiary shall be entitled to whatever death benefit may be available under the form of benefit pursuant to which the Participant's benefit is payable.

            6.4 Distribution of Benefits Upon Death.

                    (a) Payment of a benefit in the form of a Qualified Pre-Retirement Survivor Annuity must commence by the date the Participant would have attained the Normal Retirement Age under the Plan, unless the surviving spouse elects a later date.

                    (b) In the event the death benefit is not paid in the form of a Qualified Pre-Retirement Survivor Annuity, it shall be paid to the Participant's Beneficiary by either of the following methods, as elected by the
Beneficiary:

                        (i) One lump-sum payment in cash;

                        (ii) Payment in monthly, quarterly, semi-annual, or annual cash installments over a period to be elected by the Beneficiary, and in installments as nearly equal as practicable; or

                        (iii) Purchase of an annuity; provided that such annuity may not provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and his Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and his Beneficiary).

                    At the request of the Beneficiary, the Administrator may direct the Trustee to (1) accelerate any installment payment to a Participant's Beneficiary, or (2) at any time, purchase an annuity for the benefit of the Participant's Beneficiary.

                    (c) If the distribution of a Participant's interest has begun in accordance with a method selected in Section 5.5 and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section 5.5 and in effect as of his date of death.

                    (d) If a Participant dies before he has begun to receive any distributions of his interest under the Plan, his death benefit shall be fully distributed to his Beneficiaries within 5 years after his death. However, the 5-year distribution requirement shall not apply to any portion of a deceased Participant's interest which is payable to or for the benefit of a designated Beneficiary. In such event, such portion may be distributed over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary) provided such distribution begins not later than one (1) year after the date of the Participant's death (or such later date as may be prescribed by Department of Treasury regulations).

                    (e) Notwithstanding anything in this Plan to the contrary, if the value of the Participant's or Former Participant's Accrued Benefit calculated as a lump-sum in accordance with Section 5.5(f) is $3,500 or less, the Administrator shall direct the immediate distribution of such amount to the Participant's or Former Participant's Beneficiary. If such value exceeds $3,500, an immediate distribution of the entire amount may be made to a surviving spouse, only if such surviving spouse consents in writing to such distribution.

            6.5 Change in Beneficiary.

                    A Participant or Former Participant may at any time change or revoke his designation of a Beneficiary by filing a written notice of such change or revocation with the Administrator. Notwithstanding the foregoing, a Participant or Former Participant who is married may change or revoke his Beneficiary designation only in accordance with Section 6.2 unless the effect of such change or revocation is to designate the Participant's or Former Participant's spouse as the Beneficiary.

            6.6 Proof of Death.

            The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the Accrued Benefit of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive and binding.

            6.7 Mandatory Cash-Out Payment.

            Notwithstanding anything in this Article VI to the contrary, if the value of a Participant's or Former Participant's Accrued Benefit is $3,500 or less as of the date of such Participant's or Former Participant's death, the Administrator shall direct the Trustee to distribute the value of the Participant's or Former Participant's Accrued Benefit in a single lump-sum payment.

            6.8 Distribution to Minor Beneficiary.

                    In the event a distribution is to be made to a minor, the Administrator may, in the Administrator's sole discretion, direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the

Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, parent, responsible adult or custodian of a minor Beneficiary shall fully discharge the Trustee, Employer, Administrators and Plan from further liability on account thereof.

            6.9 Location of Beneficiary Unknown.

                    In the event that all, or any portion of the benefit payable to a Beneficiary under this Article VII shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Administrator to locate or ascertain the whereabouts of such Beneficiary, the amount so payable shall be forfeited and shall be used to reduce the cost of the Plan. In the event a Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored.

                                   ARTICLE VII

                        RESTRICTIONS ON CERTAIN BENEFITS

            7.1 Basic Limitation.

            Notwithstanding any provision of the Plan to the contrary, the annual benefit paid to or on behalf of a Participant from the Plan and from any other defined benefit plan maintained by the Employer shall not exceed the lesser of (i) ninety thousand dollars ($90,000) (as may be adjusted under determinations made by the Secretary of the Treasury to be effective as of January 1 of each calendar year) or (ii) one hundred percent (100%) of the Participant's average Compensation during the three (3) consecutive calendar years (or actual number of years if less than three (3)) during which the Participant actively participated in the Plan and had the greatest aggregate Compensation; provided, however, that the foregoing basic limitation shall not apply in a particular Plan Year to a Participant whose aggregate annual benefit from all defined benefit plans maintained by the Employer does not exceed ten thousand dollars ($10,000) for such Plan Year, or for any prior Plan Year, and who at no time was a participant in any defined contribution plan maintained by the Employer.

            7.2 Adjustments to Basic Limitation.

                    (a) If the benefit payable to or on behalf of a Participant is payable in any form other than in the form of an annuity only for the life of the recipient or a joint and 50% survivor annuity for the lives of the Participant and his Spouse, the benefit payable shall be adjusted in accordance with regulations prescribed by the Secretary of the Treasury for the purpose of applying the basic limitation in Section 7.1 above so that it is the Actuarial Equivalent (as determined under Section 7.2(e) below) of a benefit payable in the form of an annuity for the life of the recipient.

                    (b) If payment of a benefit commences before the Participant attains retirement age under Section 216(l) of the Old Age, Survivors and Disability Insurance Act (the "Social Security Act") and on or after the date the Participant attains age sixty-two (62), the dollar limitation in Section 7.1 shall be actuarially adjusted in accordance with regulations prescribed by the Secretary of the Treasury or by his delegate so that it is equivalent to an annual benefit commencing at such retirement age. If payment of such benefit commences before the Participant attains age sixty-two (62), the dollar limitation in Section 7.1 shall be the actuarial equivalent (as determined under Section 7.2(e) below) of an annual benefit commencing at age sixty-two (62), as determined in the preceding sentence.

                    (c) The dollar limitation in Section 7.1 (i) for an annual benefit commencing after retirement age under Section 216(l) of the Social Security Act shall be increased to the Actuarial Equivalent of an annual benefit commencing at such retirement age.

                    (d) If the benefit is payable to or on behalf of a Participant who has less than ten (10) Plan Years of Service, the limitations in
Section 7.1 shall be adjusted by multiplying it by a fraction, the numerator of which is the number of Plan Years of Service (including fractional years) of the Participant and the denominator of which is ten (10).

                    (e) For purposes of determining the Actuarial Equivalent of a benefit payable to a Participant under this Section , the interest rate assumption shall be the greater of five percent (5%) or the rate specified in
Section 1.2 of the Plan; provided, however, that in determining the actuarial equivalent of a benefit payable to a Participant after retirement age, the interest rate assumption shall be the lesser of five percent (5%) or the rate specified in Section 1.2 of the Plan.

            7.3 Aggregation of Plans.

                    If a Participant participates in a defined contribution plan maintained by the Employer and the sum of the defined benefit plan fraction under the Plan and the defined contribution plan fraction under such defined contribution plan is greater than one (1.0), his benefits under the Plan shall be reduced first, in the amount which is necessary to cause such sum not to exceed one (1.0). For purposes of this paragraph, the defined benefit plan fraction for any Plan Year is a fraction, the numerator of which is the projected annual benefit of the Participant under the Plan and under any other defined benefit plan maintained by the Employer as of the close of the Plan Year and the denominator of which is the lesser of (i) 1.25 times the dollar limitation in effect for that Plan Year under Section 415(b)(1)(A) of the Code, or (ii) 1.4 times one hundred percent (100%) of the Participant's highest average Compensation for any consecutive three-year period. The defined contribution plan fraction for any Plan Year is a fraction, the numerator of which is the sum of all of the annual additions to the Participant's account under any defined contribution plan(s) maintained by the Employer for the Plan Year and for all prior Plan Years, and the denominator of which is the sum of the lesser of (iii) 1.25 times the maximum dollar limitation for defined contribution plans which could have been made under
Section 415(c) of the Code or (iv) 1.4 times twenty-five percent (25%) of the Participant's compensation for such Plan Year and for each prior Year of Service with the Employer. The terms defined benefit plan fraction annual addition, compensation, and the defined contribution plan fraction set forth in this Section shall in any event have the meanings provided in and be computed and adjusted as may be required by Section 415 of the Code and regulations issued by the Secretary of the Treasury pursuant to such Section.

                                  ARTICLE VIII

                           DIRECT ROLLOVER OF BENEFITS

            8.1 Right to Direct Rollover.

                    With respect to any distributions from the Plan on or after January 1, 1993, except as otherwise provided, any Distributee may elect, in accordance with the provisions of this Section, to have all or a designated portion of an Eligible Rollover Distribution paid directly to a specified Eligible Retirement Plan in a Direct Rollover.

            8.2 Limitations on Direct Rollover.

                    A Distributee may elect to have a portion of an Eligible Rollover Distribution transferred directly to an Eligible Retirement Plan in a Direct Rollover and the remaining portion paid directly to him or her. A Distributee may elect only one Direct Rollover for each Eligible Rollover Distribution.

            8.3 Election of Direct Rollover.

                    A Distributee may elect a Direct Rollover of an Eligible Rollover Distribution by filing with the Administrator such forms as the Administrator may prescribe. The Administrator is entitled to reasonably rely on the information provided on such forms by a Distributee in making a Direct Rollover. In the event that a Distributee does not provide all of the information requested on the form(s), or fails to submit the form(s) to the Administrator, the Administrator may directly pay the amount of the Eligible Rollover Distribution to the Distributee.

            8.4 Payment of Direct Rollover.

                    If a Distributee elects a Direct Rollover of his or her Eligible Rollover Distribution in a manner which complies with Section 8.3 hereof, such Eligible Rollover Distribution may be accomplished by any reasonable means of direct payment to the designated Eligible Retirement Plan selected by the Administrator. Reasonable means of direct payment shall include:

                    (a) mailing a check, negotiable only by the trustee or custodian of the designated Eligible Retirement Plan, to the trustee or custodian of such plan;

                    (b) wire transfer directed exclusively to the trustee or custodian of the designated Eligible Retirement Plan;

                    (c) providing the Distributee with a check for delivery to the designated Eligible Retirement Plan so long as:

                        (i) the check is endorsed "[name of trustee or custodian] as trustee of [name of Eligible Retirement Plan]," and

                        (ii) the check explicitly states that it is for the benefit of the Distributee whose Eligible Rollover Distribution is to be transferred in a Direct Rollover.

                                   ARTICLE IX

                              TOP-HEAVY PROVISIONS

            9.1 In General.

                    If the Plan should for any Plan Year become top-heavy as defined in Section 9.2, then, notwithstanding any other provisions of the Plan, the rules in Section 9.3 shall apply to the Plan.

            9.2 Top-Heavy Defined.

                    (a) The Plan is top-heavy for a Plan Year if, as of the Determination Date (as hereinafter defined), the value of the cumulative Accrued Benefits for Key Employees under the Plan, exceeds 60 percent of the value of the cumulative Accrued Benefits for all

Employees, valued as of the Determination Date as computed under Section 416(g) of the Code. The "Determination Date" for purposes of this Section shall mean the last day of the Plan Year preceding the Plan Year in question. For purposes of determining the value of the cumulative Accrued Benefit of any Employee, including former Employees, such value shall be increased by the aggregate distributions made with respect to such Employee under the Plan during the five-year period ending on the Determination Date, except that such value shall not be increased by distributions made after the last day of the prior Plan Year to the extent that the distributions are included in the value on such date. The Accrued Benefit of any Employee or former Employee who has not performed services for the Employer at any time during a five-year period ending on the Determination Date shall not be taken into account for the purposes of this Section. The value of the cumulative Accrued Benefit of an Employee shall reflect a benefit payable commencing at Normal Retirement Date. To compute such value, the actuarial assumptions specified in Section 1.2 of the Plan shall be used, provided, however, that the applicable interest rate shall never exceed the maximum interest rate permissible under Section 416(g) of the Code.

                    (b) Required Aggregation Groups. If the Plan is required to be aggregated with other plans under the provisions of this Section, the aggregated plans taken together shall constitute the Plan for purposes of this Section. Notwithstanding the foregoing, if the Plan is required to be aggregated with a group of plans in a required aggregation group, if the required aggregation group is not top-heavy for a Plan Year, the Plan is not top-heavy for that Plan Year, and if the required aggregation group is top-heavy for a Plan Year, the Plan is top-heavy for that Plan Year. For purposes of the preceding sentence, a required aggregation group means each plan of the Employer or an Affiliate in which a Key Employee participates, and each other such plan which enables any plan in which a Key Employee participates to meet the coverage and anti-discrimination requirements of Sections 401(a)(4) and 410 of the Code.

                    (c) Permissive Aggregation Groups. Notwithstanding the above provisions, the Plan will not be top-heavy in any Plan Year in which a permissive aggregation group to which the Plan belongs is not top-heavy. A permissive aggregation group consists of plans maintained by the Employer that are required to be aggregated plus one or more plans that are not part of a required aggregation group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the required aggregation group.

                    (d) Top-Heavy Determination for a Group. A required aggregation group or a permissive aggregation group is top-heavy for a Plan Year if, as of the Determination Date, the sum of the present value of the cumulative Accrued Benefits for Key Employees under all defined benefit plans included in such group and the aggregate of the accounts of Key Employees under all defined contribution plans included in such group exceeds sixty percent (60%) of a similar sum determined for all participants in such plans under Section 416(g) of the Code.

            9.3 Top-Heavy Contingent Provisions.

                    If the Plan is top-heavy for a Plan Year, as defined in
Section 9.2, the following Plan provisions shall apply for that Plan Year:

                    (a) The Accrued Benefit of each Participant who is a Non-Key Employee, when expressed as an annual benefit payable in the form of a life annuity commencing at age 65, shall not be less than the lesser of (1) two percent (2%) times the Participant's Years of Service, or (2) twenty percent (20%) of a Participant's average Compensation during the period of consecutive years not exceeding five (5) years during which the Participant had the greatest total Compensation. For the purposes of this Section, a Year of Service is not counted if the Plan was not a top-heavy plan for any Plan Year ending during such Year of Service or if such Year of Service was completed in a Plan Year beginning before January 1, 1984.

                    (b) Section 7.3 of the Plan shall be applied only after substituting "1.0" for "1.25" in the definitions of the defined benefit plan fraction and the defined contribution plan fraction.

                    (c) The vested percentage of a Participant's Accrued Benefit, shall be determined by the total of the Participant's Years of Service according to the following schedule:

                     Years of                 Vesting Percentage
                      Service                 of Accrued Benefit
                      -------                 ------------------
                         2                             20
                         3                             40
                         4                             60
                         5                             80
                         6                            100

The vested percentage of a Participant's Accrued Benefit shall never be reduced in any Plan Year without regard to whether this Article IX applies to such Plan Year. In any Plan Year in which the Plan's top-heavy status changes, each Participant with three (3) or more Years of Service may elect to have the provisions of either this Section or Article IV of the Plan apply to determine the vested percentage of his Accrued Benefit.

                    (d) If a Non-Key Employee participates in this Plan and a defined contribution plan included in a required aggregation group which is top-heavy for any Plan Year, he shall receive the minimum benefit required under Code Section 416 under such defined contribution plan.

                                    ARTICLE X

                                 ADMINISTRATION

            10.1 Powers and Responsibilities of the Plan Sponsor.

                    (a) The Plan Sponsor shall be empowered, under the direction of its board of directors, to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of this Plan, the Code, and ERISA.

                    (b) The Plan Sponsor, in its discretion, may appoint an Investment Manager to manage all or a designated portion of the assets of the Plan. In such event, the Trustee shall follow the directive of the Investment Manager in investing the assets of the Plan managed by the Investment Manager.

                    (c) The Plan Sponsor shall periodically review the performance of any person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder.

            10.2 Assignment and Designation of Administrative Authority.

                    (a) The Plan Sponsor shall appoint the members of the Plan Administrative Committee (the "Administrative Committee") which shall be the Administrator under the Plan. The Administrative Committee shall consist of three members appointed by the Plan Sponsor. Any person, including but not limited to Employees of an Employer shall be eligible to serve on the Administrative Committee. Members of the Administrative Committee shall serve at the pleasure of the Plan Sponsor and may be removed at any time by the Plan Sponsor. Any member may resign at any time by delivering his written resignation to the Plan Sponsor, and any member shall be deemed to have resigned on the date on which his employment with the Employer terminates. Members shall serve without compensation, but shall be reimbursed for all necessary and proper expenses incurred in carrying out their duties and responsibilities.

                    (b) The Administrative Committee shall conduct its business with a quorum of a majority of its members, and that actions taken by the Administrative Committee may be taken upon the affirmative vote of a majority of its members. The Administrative Committee may act by meeting (and may meet by telephone) or by unanimous written consent without a meeting. No member of an Administrative Committee shall participate in any decision respecting his interest as a Participant in the Plan (other than a decision respecting the interest of a group of similarly situated Plan Participants which includes the Administrative Committee member).

                    (c) In addition to the rights and obligations of the Administrator set forth in the Plan, but except as specifically provided in subsection (d), the Administrative Committee is hereby granted the full authority and power to, and the responsibility to, act as settlor of the Trust and oversee the operation of and provide the policy for the Trust and the Plan. Without limitation of the foregoing, that the Plan Sponsor delegates all of its duties and responsibilities with respect to the Plan to the Administrative Committee including, but not limited to:

                        (i) selection and removal of Trustees;

                        (ii) selection and removal of Investment Managers;

                        (iii) setting policy for the administration of the Plan and for the investment of the Plan's assets;

                        (iv) adopting amendments to the Plan;

                        (v) periodically evaluating and reviewing the performance of service providers and fiduciaries;

                        (vi) reporting annually to the Employer on the operation and status of the Plan;

                        (vii) setting general investment objectives and funding guidelines for the Plan;

                        (viii) securing auditing, legal and other advice as appropriate; and

                        (ix) determining all matters of policy necessary for the proper administration of the Plan.

                    (d) In no event shall the Administrative Committee have the authority to adopt any amendment to the Plan which will have a material affect on the Employer's cost of participating in the Plan, will terminate the Plan, will merge the Plan with another tax-qualified plan, or will fundamentally change the nature of the Plan (e.g., to an employee stock ownership plan).

                    (e) The Administrative Committee shall have the authority to delegate its duties and responsibilities to any subcommittee made up of one or more of its members or to such other individuals or entities as the Administrative Committee may, in its sole discretion, deem appropriate.

                    (f) Any employee or director of the Employer who is a member of an Administrative Committee, shall be indemnified and held harmless, to the maximum extent permitted by law, for any actions taken in good faith on behalf of the Employer with respect to his duties and responsibilities to the Plans.

            10.3 Powers, Duties and Responsibilities of the Administrator.

                    The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power to interpret and construe the terms of the Plan and determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Plan; provided, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of ERISA and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

                    The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

                    (a) to determine all questions relating to the eligibility of an Employee to participate or remain a Participant hereunder;

                    (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which a Participant shall be entitled hereunder;

                    (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust;

                    (d) to maintain all necessary records for the administration of the Plan;

                    (e) to interpret the provisions of the Plan and to make and publish such rules or regulations of the Plan as are consistent with the terms hereof;

                    (f) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Trust Fund;

                    (g) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

                    (h) to assist any Participant regarding his rights, benefits, or elections available under the Plan;

                    (i) to prepare and distribute to Employees a procedure for notifying Participants and Beneficiaries of their rights to elect joint and survivor annuities and Pre-Retirement Survivor Annuities as required by ERISA and regulations thereunder.

            10.4 Records and Reports.

                    The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, the Department of Labor, Participants, Beneficiaries and others as required by law.

            10.5 Appointment of Advisors.

                    The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisors, and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan.

            10.6 Information from Employer.

                    To enable the Administrator to perform its functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require; and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

            10.7 Payment of Expenses.

                    All expenses of administration shall be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incidental to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund.

            10.8 Claims Procedure.

                    Claims for benefits under the Plan may be filed with the Administrator on forms supplied by the Employer. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

            10.9 Claims Review Procedure.

                    Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section
10.8 shall be entitled to request the Administrator to give further consideration to his claim by filing with the Administrator (on a form which may be obtained from the Administrator) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Administrator no later than 60 days after receipt of the written notification provided for in Section 10.8. The Administrator shall then conduct a hearing within the next 60 days, at which the claimant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon 5 business days written notice to the Administrator) the claimant or his representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expenses of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                   ARTICLE XI

                       AMENDMENT, TERMINATION, AND MERGERS

            11.1 Amendment.

                    The Plan Sponsor shall have the right at any time to amend the Plan by action of the Administrator as set forth in Section 10.2 or by action of the Board of Directors. However, no such amendment shall authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries; and no such amendment shall cause any reduction in the Accrued Benefit of any Participant (except to the extent permitted under Code Section 412(c)(8)) or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer.

            11.2 Termination.

                    (a) A Participating Employer may elect to cease its participation in the Plan at any time by providing notice to the Plan Sponsor.

                    (b) The Plan Sponsor shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon any termination (full or partial), all assets shall be allocated in accordance with ERISA Section 4044 and the provisions hereof and the Accrued Benefit of all affected Participants' shall become 100% vested. Upon such termination of the Plan, the Plan Sponsor, by written notice to the Trustee and Administrator, may direct either:

                        (i) a complete distribution of the assets in the Trust Fund to the Participants; or

                        (ii) continuation of the Trust and the distribution of benefits at such time and in such manner as though the Plan had not been terminated.

            11.3 Limitation of Benefits on Termination. In the event of termination of the Plan, the benefit of any Participant or Former Participant who is a highly compensated employee (as defined in Code Section 414(q)), will be limited to a benefit which is nondiscriminatory under Code Section 401(a)(4).

            11.4 Merger or Consolidation.

                    Before this Plan and/or the Trust may be merged or consolidated with any other tax-qualified Plan or its assets or liabilities transferred to any other tax-qualified plan, the Administrator must secure (and file with the Secretary of Treasury at least 30 days beforehand, or during such other period as may be prescribed by Treasury Regulations) a certification from an enrolled actuary that the benefits which would be received by a Participant of this Plan, in the event of a termination of the Plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation.

                                   ARTICLE XII

                                  MISCELLANEOUS

            12.1 Valuation.

                    (a) The Administrator shall direct the Trustee, as of each Anniversary Date, and at such other date or dates deemed necessary by the Administrator, each such date herein called a "Valuation Date", to determine the net worth of the assets comprising the Trust

Fund as it exists on such Valuation Date prior to taking into consideration any contributions for that Plan Year. In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the Valuation Date and shall deduct all expenses for which the Trustee is entitled to but has not yet obtained reimbursement from the Employer or the Trust Fund.

                    (b) In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the Valuation Date. If such securities were not traded on the Valuation Date, or if the exchange on which they were traded was not open for business on the Valuation Date, then the securities shall be valued at the prices at which they were last traded prior to the Valuation Date. Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the Valuation Date, which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

            12.2 Participant's Rights.

                    This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at will at any time, and for any reason, with or without cause, regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

            12.3 Alienation.

                    (a) Subject to the exceptions provided below, no benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

                    (b) This Section 12.3 shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision hereof. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount distributed as shall equal such indebtedness shall be paid by the Trustee to the Trustee or the Administrator, at the direction of the Administrator, to apply against or discharge such indebtedness. Prior to making such a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such indebtedness is to be so paid in whole or part from his Accrued Benefit. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against his vested Accrued Benefit, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 10.8 and 10.9.

                    (c) This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.

            12.4 Construction.

                    This Plan shall be construed and enforced according to ERISA and the laws of the State of New York, other than its laws respecting choice or conflicts of law, to the extent not pre-empted by ERISA.

            12.5 Gender and Number.

                    Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

            12.6 Legal Action and Indemnification.

                    (a) In the event any claim, suit or proceeding is brought regarding the Trust and/or Plan to which any member of the Employer's Board of Directors, the Administrator or any officer or Employee of the Employer may be a party in connection with such person's duties and responsibilities under this Plan or the Trust and such claim, suit or proceeding is resolved in favor of such person, he shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which he shall have become liable.

                    (b) The Administrator may from time to time request the advice of counsel, who may be counsel to the Employer, on any legal matter, including the interpretation of this Plan or the Trust, and shall be indemnified and held harmless by the Employer in acting on such advice.

                    (c) The Employer shall indemnify each member of its Board of Directors, the Administrator, and each officer and Employee of the Employer for any liability, loss, expense, assessment or other cost of any kind or description whatsoever as and when incurred, including legal fees and expenses, which (a) are actually incurred by any such person as a result of the duties and responsibilities allocated to such person under this Plan and (b) are not attributable to such person's own gross negligence, willful misconduct or lack of good faith.

            12.7 Prohibition Against Diversion of Funds.

                    (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Former Participants, or their Beneficiaries.

                    (b) In the event the Employer shall make any contributions under a mistake of fact pursuant to Section 403(c)(2)(A) of ERISA, the Employer shall demand repayment of such contributions at any time within one (1) year following the time of payment and the Trustee shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to such contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

            12.8 Bonding.

                    Every fiduciary, (as that term is defined under Section 3(21) of ERISA), except a bank or an insurance company, unless exempted by ERISA and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Section 412(a)(2) of ERISA), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything to the contrary herein, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

            12.9 Receipt and Release for Payments.

                    Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Employer, who may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Employer.

            12.10 Action by the Employer.

                    Whenever the Employer under the terms hereof is permitted or required to do or perform any act, matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

            12.11 Named Fiduciaries and Allocation of Responsibility.

                    The "Named Fiduciaries" of this Plan are (a) the Plan Sponsor, (b) the Administrator, and (c) any Investment Manager appointed hereunder. The Named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan. In general, the Plan Sponsor shall have the sole responsibility for formulating the Plan's funding policy and method; and amending or terminating, in whole or in part, this Plan. The Administrator shall have the sole responsibility for the administration of the Plan which responsibility is specifically described herein. The Trustee shall have the sole responsibility of management of the assets held under the Trust in accordance with the terms thereof, except those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan or the Trust. Each Named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each Named Fiduciary may rely upon any such direction, information or action of another Named Fiduciary as being proper under the Plan, and is not required to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each Named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations hereunder. No Named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one fiduciary capacity.

            12.12 Headings.

                    The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

            12.13 Approval by Internal Revenue Service.

                    Notwithstanding any provisions to the contrary, any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer shall within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision of a court of competent jurisdiction, request repayment of the amount of such non-deductible contribution and the Trustee shall return such amount within one (1) year following the disallowance. Earnings of the Plan attributable to non-deductible contributions may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

            12.14 Uniformity.

                    All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

                    IN WITNESS WHEREOF, this Plan is adopted in accordance with IRS Announcement 94-136; this Plan is intended to satisfy the applicable requirements of the Tax Reform Act of 1986 and its adoption is conditioned upon the receipt of a determination by the Internal Revenue Service that the adoption hereof will not adversely affect the continued qualification of the Plan under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986.

                             CMP PUBLICATIONS, INC.

                             By:_______________________________
                                Michael Leeds
                                President

ATTEST:

_______________________________
Assistant Secretary

                                   APPENDIX A

                           Participating Affiliates of
                             CMP Publications, Inc.

            Effective as of the Effective Date, the following Affiliates of CMP Publications, Inc. participate in the Plan:

                    CMP Publications International Corp.

                          AMENDMENT NUMBER ONE TO THE
                      CMP PUBLICATIONS, INC. PENSION PLAN


        Pursuant to the powers of amendment reserved under Section 11.1 of the CMP Publications, Inc. Pension Plan effective as of January 1, 1989 and amended and restated as of January 1, 1994 (the "Plan"), CMP Publications, Inc. (the "Company") hereby amends the Plan as follows:

                                       1.

        Plan Section 5.5(f) is amended by designating the sole existing paragraph thereof as subsection (i); by adding the introductory phrase "With respect to distributions made prior to September 1, 1995," to the first sentence thereof and by changing the case of the existing first word thereof. Plan Section 5.5(f) is further amended by adding the following new subparagraph immediately at the end thereof.

        (ii) With respect to distributions made on or after September 1, 1995, for the purposes of determining the amount of a lump-sum distribution during the stability period, the value of a Participant's or Former Participant's Accrued Benefit shall be calculated by using an interest rate equal to the applicable interest rate for the lookback month and by using the applicable mortality table. The applicable interest rate in any lookback month shall be annual rate of interest on 30-year Treasury securities as specified by the Internal Revenue Service. For purposes of this section, the stability period shall be the Plan Year and the lookback month shall be the third month preceding the commencement of each stability period. The applicable mortality table shall be the 1983 Group Annuity Mortality Table or such other standard table as may be designated by the Internal Revenue Service under Code Section 417(e)(3).

                                       2.

        The effective date of paragraph 1 shall be August 4, 1995.

                                        CMP PUBLICATIONS, INC.

                                        By:   /s/ Michael Leeds
                                           -----------------------------

                                        Title: President

[Corporate Seal]


ATTEST:  /s/ Robert D. Marafioti
       ---------------------------
       Assistant Secretary

                AMENDMENT NUMBER TWO TO THE AMENDED AND RESTATED
                      CMP PUBLICATIONS, INC. PENSION PLAN


        Pursuant to the powers of amendment reserved under Section 11.1 of the CMP Publications, Inc. Pension Plan, as amended and restated, effective as of January 1, 1989 (the "Plan"), CMP Media, Inc., successor in interest to CMP Publications, Inc., (the "Company") hereby amends the Plan as follows:

                                       1.

        All references in the Plan to "CMP Publications, Inc." shall be deleted and the name "CMP Media Inc." shall be substituted in lieu thereof effective as of the close of business on May 31, 1996.

                                       2.

        Plan Section 1.4 is amended by adding the following:

        "Effective August 1, 1995, "Trustee" means Chemical Bank and any successors. Effective July 1, 1996, "Trustee" means T. Rowe Price and any successors."


                                        CMP MEDIA INC.



                                        By:  /s/ Michael Leeds
                                           ------------------------------
                                           Michael Leeds

                                        Title: President

                                        Date: June 12, 1996

[Corporate Seal]

                                ATTEST:  /s/ Robert D. Marafioti
                                       ----------------------------

                         AMENDMENT NUMBER THREE TO THE
                AMENDED AND RESTATED CMP MEDIA INC. PENSION PLAN


        Pursuant to the powers of amendment reserved under Section 11.1 of the CMP Media Inc. Pension Plan effective as of January 1, 1989 and amended and restated as of January 1, 1994 (the "Plan"), CMP Media Inc. (the "Company"), hereby amends the Plan as follows:

                                       1.

        Section 1.11 of the Plan shall be amended by adding the following new sentence immediately at the end of following the sole existing paragraph thereof:

        Notwithstanding the foregoing, the term Covered Employee shall not include any individual who is classified for payroll purposes as an independent contractor even if such individual is later determined to be a common law employee of the Employer.

                                       2.

        The effective date of paragraph 1 shall be January 1, 1989.


                                        CMP MEDIA INC.


                                        By:  /s/ Michael Leeds
                                           ---------------------------
                                        Title: President & CEO
                                        Date: February 13, 1997

[Corporate Seal]



ATTEST: /s/ Robert D. Marafioti
       -------------------------

                AMENDMENT NUMBER ONE TO THE AMENDED AND RESTATED
        CMP PUBLICATIONS, INC. PROFIT SHARING & RETIREMENT SAVINGS PLAN


        Pursuant to the powers of amendment reserved under Section 12.1 of the CMP Publications, Inc. Profit Sharing & Retirement Savings Plan amended and restated as of January 1, 1989 (the "Plan"), CMP Publications, Inc. (the "Company") hereby amends the Plan as follows:

                                       1.

        Article I of the Plan is amended by adding the following new Section 1.18A:

                1.18A "Employment Commencement Date" means the first date that an Employee performs an Hour of Service for the Employer.

                                       2.

        Plan Section 2.1(c) is amended by deleting it in its entirety and replacing it with the following:

        Each Participant shall be eligible to make a salary reduction election (as described in Section 3.2) as of the January 1 or July 1 following such Participant's completion of six months of service. For purposes of the foregoing eligibility requirement, a Participant will be deemed to have completed six months of service if such Participant remains an Employee on the date which is six months following his or her Employment Commencement Date. If a Participant does not complete six months of service [in accordance with the preceding rule,] such Participant shall be eligible to make a salary reduction election upon the earlier of the completion of 1,000 Hours of Service during the twelve-month period beginning on the Participant's Employment Commencement Date or the completion of 1,000 Hours of Service in any Plan Year beginning after the Participant's Employment Commencement Date.

                                       3.

        Plan Section 2.1(d) is amended by deleting the first sentence thereof in its entirety and by substituting in lieu thereof:

        Notwitstanding the foregoing subsection 2.1(c), effective as of January 1, 1995, each Covered Employee shall be eligible to make a salary reduction election (as described in Section 3.2) as of the first day of the calendar quarter (January 1, April 1, July 1, or October 1) following such Covered Employee's (i) attainment of age 20 1/2 and (ii) completion of three months of service. For purposes of the foregoing eligibility requirement, a Covered Employee will be deemed to have completed three months of service if such Covered Employee remains an Employee on the date which is three months following his or her Employment Commencement Date. If a Covered Employee does not complete three months of service [in accordance with the foregoing rule,] such Covered Employee shall be eligible to make a salary reduction election upon the earlier of the completion of 1000 Hours of Service during the twelve-month period beginning on the Covered Employee's Employment Commencement Date or the completion of 1,000 Hours of Service in any Plan Year beginning after the Covered Employee's Employment Commencement Date.


                                       4.

        Plan Section 4.1(b) is amended by adding the parenthetical phrase "(determined in accordance with Section 3.6)" immediately following the phrase "income allocable thereto" where it appears in the last sentence thereto. Plan
Section 4.1(b) shall be further amended by adding the following sentence immediately at the end thereof:

        In order to satisfy the Actual Deferral Percentage Test of Treas. Reg.
        section 1.401(k)-1, any such excess 401(k) Contributions returned to any Participant shall be returned no later than the close of the Plan Year following the Plan Year to which such excess 401(k) Contributions relate as required under Treas. Reg. section 1.401(k)-1(f)(6)(ii); to the extent provided by Treas. Reg. section 1.401(k)-1(f)(6)(i), the Employer shall be liable for a 10% excise tax on any such excess contributions which are returned to any Participant after the date which is 2 1/2 months following the close of the Plan Year to which such excess 401(k) Contributions relate.

                                       5.

        Plan Section 4.2(a) shall be amended by adding the following sentence immediately at the end thereof:

        For purposes of the Actual Deferral Percentage Test, only those 401(k) Contributions which relate to Compensation for services performed during the Plan Year for which such Test is being performed and which would have been paid no later than 2-1/2 months following the close of such Plan Year will be taken into account.


                                       6.

        Plan Section 4.3 is amended by adding the parenthetical phrase

"(determined in accordance with Section 3.6)" immediately following the phrase

"income allocable thereto" where it appears in the last sentence thereto. Plan

Section 4.3 shall be further amended by adding the following sentence immediately at the end thereof:

        In order to satisfy the Actual Contribution Percentage Test of Treas. Reg. section 1.401(m)-1, any such excess Matching Contributions returned to any Participant shall be returned no later than the close of the Plan Year following the Plan Year to which such excess Matching Contributions relate as required under Treas. Reg. section 1.401(m)- 1(e)(5)(ii); to the extent provided by Treas. Reg. section 1.401(m)- 1(e)(5)(i), the Employer shall be liable for a 10% excise tax on any such excess Matching Contributions which are returned to any Participant after the date which is 2-1/2 months following the close of the Plan Year to which such excess Matching Contributions relate.


                                       7.

        Plan Section 4.6(d) shall be deleted in its entirety and the following

Section 4.6(d) shall be substituted in lieu thereof:

        (d) For purposes of this Section 4.6, Compensation shall mean compensation as defined in Treas. Reg. section 1.415-2(d)(11)(i).

                                       8.

     Plan Section 9.2(a) is amended by adding the following sentence immediately at the end thereof:

     As of the Effective Date, the initial members of the Administrative Committee are Michael S. Leeds, Robert D. Marafioti, Joseph E. Sichler, and Pearl Turner.

                                       9.

     Plan Section 11.3(b) is amended by adding the following sentence immediately at the end thereof:

     In order for any portion of the Accrued Benefit as of December 31, 1994 to be used as security for a loan, the spousal consent requirements of Section 6.2(b)(ii) must be satisfied within the 90-day period ending on the date on which the loan is to be secured.

                                      10.

     The effective date of amendments 1 through 7 and amendment 9 shall be January 1, 1989.

The effective date of amendment 8 shall be January 1, 1995.

                                        CMP PUBLICATIONS, INC.

                                        By: /s/ Michael Leeds
                                           --------------------------
                                        Title: President
                                        Date: 5/16/96

[Corporate Seal]


ATTEST: /s/ Robert D. Marafioti
       ---------------------------

                AMENDMENT NUMBER TWO TO THE AMENDED AND RESTATED
        CMP PUBLICATIONS, INC. PROFIT SHARING & RETIREMENT SAVINGS PLAN

Pursuant to the powers of amendment reserved under Section 12.1 of the CMP Publications, Inc. Profit Sharing & Retirement Savings Plan, as amended and restated, effective as of January 1, 1989 (the "Plan"), CMP Media, Inc., successor in interest to CMP Publications, Inc. (the "Company") hereby amends the Plan as follows:

                                       1.

     All references in the Plan to "CMP Publications, Inc." shall be deleted and the name "CMP Media Inc." shall be substituted in lieu thereof effective as of the close of business on May 31, 1996."

                                       2.

     Plan Section 1.50 is amended by adding the following:

     "Effective August 1, 1995, "Trustee" means Chemical Bank and any successors. Effective July 1, 1996, "Trustee" means T. Rowe Price and any successors."

                                        CMP MEDIA, INC.

                                        By: /s/ Michael Leeds
                                           ----------------------------
                                        Title: President
                                        Date: June 12, 1996

[Corporate Seal]

ATTEST: /s/ Robert D. Marafioti
       ---------------------------------

               AMENDMENT NUMBER THREE TO THE AMENDED AND RESTATED
            CMP MEDIA INC. PROFIT SHARING & RETIREMENT SAVINGS PLAN

        Pursuant to the powers of amendment reserved under Section 12.1 of the CMP Media Inc. Profit Sharing & Retirement Savings Plan amended and restated as of January 1, 1989 (the "Plan"), CMP Media Inc. (the "Company"), hereby amends the Plan as follows:


                                       1.

        Section 1.10 of the Plan shall be amended by adding the following new sentence immediately at the end of following the sole existing paragraph thereof:


        Notwithstanding the foregoing, the term Covered Employee shall not include any individual who is classified for payroll purposes as an independent contractor even if such individual is later determined to be a common law employee of the Employer.


                                       2.

        The effective date of this amendment shall be January 1, 1989.

                                                CMP MEDIA INC.



                                                By: /s/ Michael Leeds
                                                    --------------------------
                                                Title: President & CEO
                                                       -----------------------
                                                Date:  February 3, 1997
                                                       -----------------------


[Corporate Seal]


ATTEST: /s/ Robert D. Marafioti
        --------------------------